EXHIBIT 23.2
                                             1995 10-K



              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 33-48665 and 33-65316.



                                        /s/ Arthur Andersen LLP
Milwaukee, Wisconsin                    ARTHUR ANDERSEN LLP
March 25, 1996